                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 2nd day of February, 2001.

                                         /s/ David C. Bupp
                                         ---------------------------------------
                                         David C. Bupp

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of February, 2001.

                                         /s/ John S. Christie
                                         ---------------------------------------
                                         John S. Christie

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of February, 2001.

                                         /s/ Nancy E. Katz
                                         ---------------------------------------
                                         Nancy E. Katz

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this ______day of March, 2001.

                                         /s/ Julius R. Krevans
                                         ---------------------------------------
                                         Julius R. Krevans

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 2nd day of February, 2001.

                                         /s/ Brent L. Larson
                                         ---------------------------------------
                                         Brent L. Larson

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this ______day of March, 2001.

                                         /s/ Michael P. Moore
                                         ---------------------------------------
                                         Michael P. Moore

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of February, 2001.

                                         /s/ J. Frank Whitley, Jr.
                                         ---------------------------------------
                                         J. Frank Whitley, Jr.

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of February, 2001.

                                         /s/ James F. Zid
                                         ---------------------------------------
                                         James F. Zid